Summary Prospectus September 17, 2025

Pictet Emerging Markets Debt ETF

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.
Ticker Symbol: EMFI

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pictet.com/etf. You can also get this information at no cost by calling (855) 994-4778 or by email at usa_etfs@pictet.com. The Fund’s prospectus and statement of additional information, each dated September 17, 2025, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.

Investment Objective

The Pictet Emerging Markets Debt ETF (the “Fund”) seeks to increase the value of your investment through income and investment growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.60%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.60%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$61	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued or guaranteed by government and quasi-governmental entities and corporations located in emerging market countries and denominated in U.S. dollars (“USD”) along with euro denominated debt hedged in USD. An “Emerging Market Country” is a country that, (i) at the time the Fund invests in the related security or instrument, is classified as an emerging, frontier or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or (ii) is considered an emerging market country for purposes of constructing a major emerging or frontier market securities index.

Pictet Asset Management Ltd., the Fund’s investment adviser (“Pictet AM UK” or the “Adviser”), seeks to achieve the Fund’s investment objective by outperforming (net of fees) the JP Morgan EMBI Global Diversified Index net total return USD over market cycles (“generating alpha”) through strategic allocations to the debt of emerging market sovereign and quasi-sovereign entities and corporations. “Quasi-Sovereign” refers to an entity that is either 100% owned by a sovereign entity or whose debt is 100% guaranteed by a sovereign entity. The investment objectives are achieved through a combination of bottom-up credit selection and the incorporation of country and global macro-level considerations. In selecting securities for the portfolio using bottom-up credit selection, the Adviser will invest in securities that generate alpha at each targeted risk layer (duration, spread, rating category, region, curve, country, issuer, security selection). The Adviser emphasizes a diversified set of alpha sources to minimize unwarranted concentration risks with a view to generating a durable and predictable return stream for investors across investment cycles. The Adviser may use global macro-level considerations to exclude certain countries from the portfolio. Ultimately, it is at the discretion of the Adviser to determine when to buy or hold a security based on any of the factors above; similar considerations that signal a change in the security’s potential to generate returns may prompt a decision to sell.

The debt securities in which the Fund invests include bonds, convertible securities, derivatives on fixed income securities and other structured finance securities. The Fund’s investments include, but are not limited to, USD debt securities issued by sovereign entities The Fund may also invest in debt securities of companies that meet the requirements of Shariah and are consistent with Islamic principles as interpreted by subject-matter experts, such as Sukuk.

The Fund may invest in securities of any maturity, duration or credit quality. The Fund may invest, without limitation, in securities rated below investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, judged to be of comparable quality by the Fund’s investment adviser, (commonly referred to as “high yield” or “junk” bonds). Below investment grade securities are those that, at the time of purchase, are rated lower than “BBB-” by Standard & Poor’s Ratings Group, or lower than “Baa3” by Moody’s Investors Service, Inc., or comparably rated by another NRSRO. The Fund may also invest in distressed securities, which are securities that are in default and are not expected to pay the current coupon. The Fund may also invest in restricted securities.

The Fund may enter into derivatives transactions and other instruments, including foreign exchange forward contracts, futures and credit default swaps, for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For Euro denominated securities the use of foreign exchange forward contracts will be traded to hedge out the Euro exposure back to USD. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments, including credit default swaps.

The Fund uses ESG considerations as an input for security selection and/or portfolio construction. The investment process considers relevant Sustainability Risks, including transition risks (arising from the shift to a low-carbon economy), physical risks (stemming for example from global warming, extreme weather events, wildfires), environmental risks (such as resource depletion and pollution), social risks (including poor labor standards and human rights violations), and governance risks (resulting from weak corporate structures such as malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics). These risks are addressed through a combination of portfolio management decisions, exclusion of issuers, and active ownership activities. Issuers with high sustainability risks and/or adverse impacts on society and the environment may be purchased and retained in the Fund. Sustainability risks may have a positive or a negative effect on the returns of the Fund’s portfolio. The Sustainability Risks deemed material to the Fund are at the discretion of the Adviser.

In addition, other key ESG features of the Fund are:

●	The Fund adopts an exclusion policy for direct investments and excludes issuers that:

(i.)

are involved in the production nuclear weapons in countries that are not signatories to the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), and in the production of other controversial weapons;

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(ii.)	derive a significant portion of their revenue from activities detrimental to the environment such as thermal coal extraction; and

(iii.)	are located in countries subject to certain international sanctions monitored, and at the discretion of, the Adviser.

●	The Adviser may engage with issuers in order to positively influence Environmental Social and Governance (“ESG”) practices

Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund or your investment in the Fund could underperform other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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Debt Securities Risks. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. As a result, returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

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Credit Risk. The risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. Certain debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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Credit Rating Risk. The risk that a credit rating agency may downgrade an issuer’s credit rating. The Adviser may be forced to sell securities at an unfavorable time or price. Credit rating agencies may fail to correctly assess the credit worthiness of issuers.

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Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels and may continue to do so. Fiscal, economic, monetary or other government policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

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Extension Risk. The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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Prepayment Risk. The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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High Yield Investment Risk. High yield debt (also known as “junk bonds,” non-investment-grade, or speculative-grade) is defined as debt generally offering high yield, having low credit rating and high credit event risk. High yield bonds are often more volatile, less liquid and more prone to financial distress than other higher rated bonds. The valuation of high yield securities may be more difficult than other higher rated securities because of lack of liquidity. Investment in this kind of securities may lead to unrealized capital losses and/or losses that can negatively affect the net asset value of the Fund.

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Emerging Markets Risk. Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance.

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Frontier Markets Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks reflects the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

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Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Fund invests may change significantly in short-term periods.

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Foreign Securities Risk. The Fund invests in foreign securities, which are generally riskier than U.S. securities. As a result the Fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the Fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s net asset value is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s net asset value could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. Emerging markets may be susceptible to greater currency fluctuations and greater volatility in currency exchange rates than more developed markets.

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Investment Restriction Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement its strategies due to restrictions.

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Restricted Securities Risk. In some jurisdictions, and under particular circumstances, some securities may have a temporary restricted status which can limit the Fund’s ability to resell them. In consequence of such market restrictions, the Fund may suffer from reduced liquidity. For instance, under the 1933 Act, Rule 144 addresses resale conditions of restricted securities, which include, but are not limited to, the purchaser qualifying as a qualified institutional buyer.

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Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the Fund’s shares may become less liquid in response to deteriorating liquidity with respect to the Fund’s portfolio securities, which could lead to differences between the market price of the Fund’s shares and the net asset value of the Fund’s shares.

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Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.

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Convertible Bonds Risk. Convertible bonds are bonds issued by a company that give the bondholder an option to convert the bond into common stocks of the company at certain times using a predetermined exchange ratio. This is a hybrid instrument that carries both equity risk and the credit and default risks typical of bonds.

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Structured Finance Securities Risk. Structured finance securities include, but are not limited to, asset-backed securities, asset-backed commercial papers, credit-linked notes and portfolio credit-linked notes. Structured finance securities may sometimes have embedded derivatives. Structured finance securities may have different degrees of risk depending on the characteristics of the security and the risk of the underlying asset or pool of assets. In comparison to the underlying asset or pool of assets, structured finance securities may have greater liquidity, credit and market risk.

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Sovereign and Quasi-Sovereign Debt Securities Risk. The Fund may invest in debt securities issued by sovereign and quasi-sovereign foreign governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

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Sukuk Risk. Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Shariah law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk and interest rate risk. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuks, purchasers of sukuks are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of a sukuk.

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Distressed and Defaulted Debt Securities Risk. Bonds from issuers in distress are often defined as those (i) that have been given a very speculative long-term rating by credit rating agencies or those (ii) that have filed for bankruptcy or expected to file for bankruptcy. In some cases, the recovery of investments in distressed or defaulted debt securities is subject to uncertainty related to court orderings and corporate reorganizations among other things. Companies which issued the debt that has defaulted may also be liquidated. In that context, the Fund may receive, over a period of time, proceeds of the liquidation. The received amounts may be subject to a case-by-case specific tax treatment. The tax may be reclaimed by the authority independently from the proceed paid to the Fund. The valuation of distressed and defaulted securities may be more difficult than other higher rated securities because of lack of liquidity. The Fund may incur legal expenses when trying to recover principal or interest payments. Investment in these kinds of securities may lead to realized capital losses and/or losses that can negatively affect the net asset value of the Fund.

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Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment.

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The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for the Fund, taking into account its investment policy / strategy.

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Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

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ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). The Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by the Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

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Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

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Credit Default Swap Risk. Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make specific payments to the buyer if a negative credit event occurs, such as the bankruptcy of or default by the issuer of the underlying debt instrument. When investing in credit default swaps, the Fund is exposed to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying

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reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps also are subject to liquidity risk.

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Foreign Exchange Forward Contracts Risk. A foreign exchange forward contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Foreign exchange forward contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position, and are subject to counterparty risk. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

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Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund.

●	Hedging Risk. The risk arising from an investment being over or under hedged with regards to, but not limited to currency exposure and duration.

●	Counterparty Risk and Collateral Risk.

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Counterparty Risk. Counterparty risk refers to the risk of loss for an ETF resulting from the fact that the counterparty to a transaction entered into by an ETF may default on its contractual obligations. There can be no assurance that an issuer or counterparty will not be subject to credit or other difficulties leading to a default on its contractual obligations and the loss of all or part of the amounts due to the ETF. This risk may arise at any time the assets of an ETF are deposited, extended, committed, invested or otherwise exposed through actual or implied contractual agreements.

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Collateral Risk. Although collateral can be taken to mitigate the risk of counterparty default, there is a risk that collateral taken, particularly in the case of securities, when realized, may not generate sufficient liquidity to settle the debts of the counterparty. This may be due to factors such as improper pricing of collateral, weaknesses in the valuation of collateral on a regular basis, adverse market movements in the collateral value, deterioration of the credit rating of the collateral issuer or the illiquidity of the market in which the collateral is negotiated.

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Active Management Risk. The risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

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Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

●	Tax Risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

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Singaporean Tax Risk. A taxable presence in Singapore generally arises whenever a Fund is managed by Pictet Asset Management (Singapore) Pte. Ltd. To mitigate potential tax liabilities in Singapore, the Fund will rely on existing Singaporean tax exemptions. It must be noted that despite the compliance of a Fund with a specific exemption, some Singapore-source incomes derived by it may remain taxable in Singapore (such as incomes from Singaporean REITs).

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Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Debt securities are commonly valued by third-party pricing services that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. However, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Adviser were to change its valuation policies, or if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value. Additionally, pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. In addition, the value of the debt securities in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. Net asset value calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

●	ETF-Related Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

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Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above net asset value (“NAV”), or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Trading Risk. Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

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Cash Transactions Risk. The Fund may effect some of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to

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trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. In effecting creations and redemptions in exchange for cash, the Fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions, unlike an ETF that effects creations and redemptions only in-kind. In addition, costs could be imposed on the Fund which would have the effect of decreasing the Fund’s NAV to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.

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National Closed Market Trading Risk. To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

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New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate.

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Operational Risk. The risk of loss resulting from inadequate or failed internal processes, people and systems, or from external events. Operational risk includes but is not limited to multiple risks such as: systems and process risk that arises from systems vulnerability, insufficiency or controls failure, valuation risk when an asset is overvalued and is worth less than expected when it matures or is sold, service providers risk when service providers do not deliver the desired level of service, execution risk when an order may not be executed as desired, resulting in a loss for the Fund or having regulatory consequences, and risk surrounding the human being (insufficient or inappropriate skills/competencies, loss of key personal, availability, health, safety, fraud/collusion risk, etc.).

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Cybersecurity Risk. With the increased reliance on technology to conduct business, the Fund and its third-party service providers (including any advisors, custodians, distributors, administrators, transfer agents, accountants) may face the risk of cyber-attacks in relation to, but not limited to, the confidentiality, integrity, or availability of information, data, or information systems. Issuers of securities in which a Fund invests, may face similar risks, which could result in material adverse impacts for the Fund. Cyber-attacks can result from deliberate or unintentional events. Cyber security failures and breaches may cause disruptions and impact the Fund’s operations, potentially resulting in financial losses. Such impacts may consist in the inability of a Fund to conduct operations including the calculation and publication of its net asset value, the disclosure of confidential information, erroneous trades or orders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement and other costs. Cyber-attacks may render records of a Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber security events.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. When available, updated performance information will be available on the Fund’s website at www.pictet.com/etf. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investment Advisers

Pictet Asset Management Ltd. (“Pictet AM UK”) serves as the investment adviser to the Fund. Pictet Asset Management (USA) Corp. (“Pictet AM US”), Pictet Asset Management (Singapore) Pte Ltd (“Pictet AM Singapore”), and Tidal Investments, LLC (“Tidal”) each serve as a sub-adviser to the Fund.

Portfolio Managers

Alper Gocer, Head of Emerging Markets Fixed Income at Pictet AM UK, has served as a portfolio manager of the Fund since its inception in 2025.

Robert Simpson, Head of Emerging Markets Investment Strategy & Solutions at Pictet AM UK, has served as a portfolio manager of the Fund since its inception in 2025.

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Andrew Stanners, Senior Investment Manager at Pictet AM UK, has served as a portfolio manager of the Fund since its inception in 2025.

Christopher Preece, Investment Manager at Pictet AM US, has served as a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund, cash or a combination of securities and cash.

Individual Fund shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.pictet.com/etf.

U.S. Tax Information

The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code and to distribute net investment income and net realized capital gains, if any, to shareholders.

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income (if applicable), or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Pictet or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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